FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED APRIL 18, 2019 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR THE ALPS| SMITH SHORT DURATION BOND FUND AND ALPS| SMITH TOTAL

RETURN BOND FUND, (EACH “A FUND,” AND TOGETHER, THE “FUNDS”) DATED FEBRUARY 28,

2019, AS SUPPLEMENTED FROM TIME TO TIME

Effective as of the date of this supplement, the following changes are being made with respect to the Funds.

Summary Prospectus/Prospectus - Both Funds

The paragraph beginning “[t]he Fund may also invest in asset-backed securities” relating to the Fund’s Principal Investment Strategies is hereby deleted in its entirety and replaced with the following:

“The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (including investments in emerging markets). Investments in high yield/high risk bonds (also known as “junk” bonds) are expected to represent, under normal market conditions, less than 20% of the Fund’s net assets. The Fund has the flexibility to invest up to 35% of its net assets in such instruments to allow the Fund to take advantage of opportunities in the market that meet the overall investment criteria, but may temporarily increase the proportion of high yield investments in the Fund. Under normal market conditions, investments in non-agency mortgage-backed securities are expected to comprise not more than 20% of the Fund’s net assets and investments in non-agency commercial mortgage-backed securities are expected to be less than 5% of the Fund’s net assets. The Fund’s investments in agency mortgage-backed securities are generally not subject to limitation, except to the extent such investments would be inconsistent with another stated investment strategy or policy.”

In addition, effective April 10, 2019, Eric Bernum has joined the portfolio management team of the Funds. Therefore, effective immediately, the following changes are being made with respect to the Funds.

Summary Prospectus/Prospectus

The section entitled “Portfolio Managers” in the summary prospectus and in the summary section of the prospectus with respect to each Fund is hereby deleted and replaced in its entirety with the following:

Portfolio Managers

Gibson Smith is a Portfolio Manager and the Chief Investment Officer of Smith Capital Investors, LLC, and has been a portfolio manager of the Fund since its inception in 2018. Eric Bernum, Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since April 2019.

Prospectus

The section entitled “The Portfolio Manager” in the prospectus with respect to the Funds is hereby deleted and replaced in its entirety with the following:

Portfolio Manager	Past 5 Years’ Business Experience
Gibson Smith

Mr. Smith is a Portfolio Manager and the Chief Investment Officer of Smith Capital Investors, LLC, and has served as portfolio manager of the Funds since their inception in 2018. Prior to his association with Smith Capital Investors, Mr. Smith was at Janus Capital Group from 2001 to 2016. He served as the firm’s Chief Investment Officer of Fixed Income from 2006 to 2016. Mr. Smith holds a Bachelor’s degree in Economics from the University of Colorado.

Eric Bernum

Mr. Bernum is an Investor with Smith Capital Investors, LLC, and has served as portfolio manager of the Funds since 2019. Prior to his association with Smith Capital Investors, Mr. Bernum was an Executive Director, Senior Portfolio Manager at J.P. Morgan Asset Management from 2017 to 2018. Before that, Mr. Bernum was at Janus Capital Group from 2004 to 2017 holding various positions including Assistant Portfolio Manager and the Co-Head of Global Fixed Income Trading. Mr. Bernum holds a Bachelor’s degree in Finance from Colorado State University.

Statement of Additional Information

The following information is added under the heading/subheading “PORTFOLIO MANAGERS/Other Accounts Managed by Portfolio Manager” of the Statement of Additional Information with respect to each Fund:

Portfolio Manager(s)*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
ALPS | Smith Short Duration Bond Fund	0	$0	0	$0	0	$0
Eric Bernum* (Portfolio Manager)	0	$0	0	$0	0	$0
ALPS | Smith Total Return Bond Fund	0	$0	0	$0	0	$0
Eric Bernum* (Portfolio Manager)	0	$0	0	$0	0	$0

*	Information is as of March 31, 2019.

The following information should be included under the heading/subheading “PORTFOLIO MANAGERS/Ownership of Securities” of the Statement of Additional Information with respect to each Fund:

Ownership of Securities

Portfolio Manager(s)	Dollar Range of Ownership of Securities
ALPS | Smith Short Duration Fund
Eric Bernum*	$1-10,000
ALPS | Smith Total Return Bond Fund
Eric Bernum*	$500,001 - $1,000,000

*	Information is as of March 31, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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